================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 14, 2005

                            COLLECTORS UNIVERSE, INC.
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

              0-27887                                      33-0846191
-----------------------------------             --------------------------------
       (Commission File No.)                            (I.R.S. Employer
                                                     Identification Number)

                1921 E. Alton Avenue, Santa Ana, California 92705
              -----------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)

       Registrant's telephone number, including area code: (949) 567-1234

                                 Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(C) under the Exchange Act (17 CFR 240.13e-4(C))

================================================================================

ITEM 8.01.  OTHER EVENTS

            On July 14, 2005, Collectors Universe, Inc. completed the acquisition of certain assets of CoinFacts.com, Inc., which operates an internet website on which it publishes detailed proprietary information and history on rare U.S. coins. Among the assets acquired by the Company were the Coinfacts.com name, its internet website and the proprietary information relating to rare U.S. coins that is owned by Coinfacts.com, Inc. The Company paid a cash purchase price of $500,000 for these and certain related assets.

            A more detailed description of the key assets that the Company acquired and the uses that the Company plans to make of these assets is set forth in a press release that the Company issued on this date announcing the acquisition. A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)         Exhibits.

            Exhibit No.                       Description
            -----------  -------------------------------------------------------
               99.1      Press release of Collectors Universe, Inc. issued
                         July 15, 2005, announcing its completion of the acquisition of assets of CoinFacts.com, Inc.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             COLLECTORS UNIVERSE, INC.


                                             By: /s/ MICHAEL J. LEWIS
                                                 -----------------------
                                                 Michael J. Lewis,
                                                 Chief Financial Officer

Dated: July 15, 2005

                                  EXHIBIT INDEX

Exhibit No.                             Description
-----------  -------------------------------------------------------------------
   99.1 Press release of Collectors Universe, Inc. issued July 15, 2005, announcing its completion of the acquisition of assets of CoinFacts.com, Inc.